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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 28, 2003



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           TEXAS                     001-31346                 76-0281502
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)



     0370 RICHMOND AVENUE, SUITE 990
              HOUSTON, TX                                         77042
(Address of principal executive offices)                        (Zip code)



       Registrant's telephone number, including area code: (713) 974-9071

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ITEM 5.  OTHER EVENTS

         On July 28, 2003, W-H Energy Services, Inc. (the "Company") issued a press release announcing that it had filed an application to list its shares of common stock, par value $.0001 per share ("Common Stock") on the New York Stock Exchange. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

         The following description of the capital stock of the Company is being filed to update the description of capital stock included in the Company's existing registration statements on Form S-8 (Registration Statement Nos. 333-56116 and 333-69480).

Description of Common Stock

         The Company's Restated Articles of Incorporation authorize 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"). Subject to any special voting rights of any series of Preferred Stock that the Company may issue in the future, each share of Common Stock has one vote on all matters voted on by the Company's shareholders, including the election of the Company's directors. Because holders of Common Stock do not have cumulative voting rights, the holders of a majority of the shares of Common Stock can elect all of the members of the Company's board of directors (the "Board") standing for election, subject to the rights, powers and preferences of any outstanding series of Preferred Stock.

         No share of Common Stock entitles the holder thereof to any preemptive rights or is convertible, redeemable, assessable or entitled to the benefits of any sinking or repurchase fund. Holders of Common Stock will be entitled to dividends in the amounts and at the times declared by the Board in its discretion out of funds legally available for the payment of dividends.

         Holders of Common Stock will share equally in the Company's assets on liquidation after payment or provision for all liabilities and any preferential liquidation rights of any Preferred Stock then outstanding. All outstanding shares of Common Stock are fully paid and non-assessable.

Preferred Stock

         The Company's Restated Articles of Incorporation authorize 10,000,000 shares of Preferred Stock. The Board, in its sole discretion, may designate and issue one or more series of Preferred Stock from the authorized and unissued shares of Preferred Stock. Subject to limitations imposed by law or the Company's Restated Articles of Incorporation, the Board is empowered to determine the designation of and the number of shares constituting a series of Preferred Stock. In addition, the Board may designate the dividend rate, the terms and conditions of any voting and conversion rights, the amounts payable upon redemption or upon liquidation, dissolution or winding-up of the Company, the provisions of any sinking fund for the redemption or purchase of shares, and the preferences and relative rights among the series of Preferred Stock. Such rights, preferences, privileges and limitations could adversely affect the rights of holders of Common Stock.

Anti-Takeover Provisions

         The provisions of Texas law, the Company's Restated Articles of Incorporation and the Company's Amended and Restated Bylaws summarized below may have an anti-takeover effect and


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may delay, defer or prevent a tender offer or takeover attempt that a shareholder might consider in his or her best interest, including those attempts that might result in a premium over the market price for the Common Stock.

         Authorized but Unissued Stock

         We have 100,000,000 authorized shares of Common Stock and 10,000,000 authorized shares of Preferred Stock. One of the consequences of the Company's authorized but unissued Common Stock and undesignated Preferred Stock may be to enable the Board to make more difficult or to discourage an attempt to obtain control of the Company. If, in the exercise of its fiduciary obligations, the Board determined that a takeover proposal was not in the Company's best interest, the Board could authorize the issuance of those shares without shareholder approval. The shares could be issued in one or more transactions that might prevent or make the completion of the change of control transaction more difficult or costly by:

         o diluting the voting or other rights of the proposed acquiror or insurgent shareholder group;

         o creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board; or

         o effecting an acquisition that might complicate or preclude the takeover.

         Texas Anti-Takeover Law. The Company is subject to Part Thirteen of the Texas Business Corporation Act (TBCA), known as the "Texas Business Combination Law." Generally, this law prohibits the Company from engaging in any "business combination" with any "affiliated shareholder" for a period of three years after the date that the person became an affiliated shareholder, unless:

         o the Board approves the acquisition of shares that causes such person to become an affiliated shareholder before the date such person becomes an affiliated shareholder;

         o the Board approves the business combination before the date such person becomes an affiliated shareholder; or

         o holders of at least two-thirds of the Company's outstanding voting shares not beneficially owned by the affiliated shareholder or its affiliates or associates approve the business combination within six months after the date such person becomes an affiliated shareholder.

         Under this law, any person that owns or has owned 20% or more of the Company's voting shares during the preceding three-year period is an "affiliated shareholder." The law defines "business combination" generally as including:

         o mergers, share exchanges or conversions involving an affiliated shareholder;

         o dispositions of assets involving an affiliated shareholder (i) having an aggregate value equal to 10% or more of the market value of the Company's assets, (ii) having an aggregate value equal to 10% or more of the market value of the Company's


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              outstanding Common Stock, or (iii) representing 10% or more of the
              Company's earning power or net income;

         o issuances or transfers of securities by the Company to an affiliated shareholder other than on a pro rata basis;

         o plans or agreements relating to the Company's liquidation or dissolution involving an affiliated shareholder;

         o reclassifications, recapitalizations, mergers or other transactions that would have the effect of increasing an affiliated shareholder's percentage ownership of the Company's outstanding voting stock; and

         o the receipt of tax, guarantee, pledge, loan or other financial benefits by an affiliated shareholder other than proportionally as one of the Company's shareholders.

         Shareholder Rights Plan. The Company's outstanding rights to purchase shares of its Series A Junior Participating Preferred Stock (the "Rights"), the terms of which are described more fully below, may also have an anti-takeover effect on the Company.

Limitation of Liability of Officers and Directors

         Our Restated Articles of Incorporation provide that no director shall be personally liable to the Company or the Company's shareholders for monetary damages for breach of fiduciary duty as a director, except for liability:

         o for any breach of the duty of loyalty to the Company or the Company's shareholders;

         o for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law;

         o for any transaction from which the director derived an improper personal benefit; and

         o for an act or omission for which the liability of a director is expressly provided by an applicable statute.

         As a result, neither we nor the Company's shareholders have the right, through shareholders' derivative suits on the Company's behalf, to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior, except in the situations described above.

Description of Preferred Stock Purchase Rights

         On May 6, 2002, the Board declared a dividend of one Right for each outstanding share of Common Stock. The dividend was paid on June 6, 2002 to the shareholders of record on June 6, 2002.

         These Rights, which are governed by a Rights Agreement dated May 31, 2002 between the Company and Computershare Trust Company, Inc., as Rights Agent (the "Rights Agreement"),


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protect shareholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 20% or more of the outstanding Common Stock without the approval of the Board. The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

         For those interested in the specific terms of the Rights Agreement, we provide the following summary description. Please note, however, that this description is only a summary, is not complete and should be read together with the entire Rights Agreement, which has been filed as an exhibit hereto. A copy of the agreement is available free of charge from the Company.

The Rights

         The Board authorized the issuance of a Right with respect to each outstanding share of Common Stock on June 6, 2002. The Rights will initially trade with, and will be inseparable from, the Common Stock. The Rights are evidenced only by certificates that represent shares of Common Stock. New Rights will accompany any new shares of Common Stock we issue after June 6, 2002 until the Distribution Date described below.

Exercise Price

         Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (a "Series A Preferred Share") for $110, once the Rights become exercisable. This portion of a Series A Preferred Share will give the shareholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability

     The Rights will not be exercisable until

         o 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 20% or more of the outstanding Common Stock, or, if earlier,

         o 10 business days (or a later date determined by the Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.

         We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the certificates representing Common Stock will also evidence the Rights, and any transfer of shares of Common Stock will constitute a transfer of Rights. After that date, the Rights will separate from the Common Stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of Common Stock. Any Rights held by an Acquiring Person are void and may not be exercised.


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Consequences of a Person or Group Becoming an Acquiring Person

         Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $110, purchase shares of Common Stock with a market value of $220, based on the market price of the Common Stock prior to such acquisition.

         Flip Over. If the Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $110, purchase shares of the acquiring corporation with a market value of $220 based on the market price of the acquiring corporation's stock, prior to such merger.

Series A Preferred Share Provisions

         Each one one-hundredth of a Series A Preferred Share, if issued:

         o    will not be redeemable.

         o will entitle holders to quarterly dividend payments of $.01 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.

         o will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater.

         o    will have the same voting power as one share of Common Stock.

         o if shares of Common Stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

The value of a one one-hundredth interest in a Series A Preferred Share should approximate the value of one share of Common Stock.

Expiration

         The Rights will expire on June 6, 2012.

Redemption

         The Board may redeem the Rights for $.01 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of Common Stock.

Exchange

         After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Common Stock, the Board may extinguish the Rights by exchanging


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one share of Common Stock or an equivalent security for each Right, other than
Rights held by the Acquiring Person.

Anti-Dilution Provisions

         The Board may adjust the purchase price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Series A Preferred Shares or Common Stock. No adjustments to the Exercise Price of less than 1% will be made.

Amendments

         The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. However, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns. After a person or group becomes an Acquiring Person, the Board may not amend the agreement in a way that adversely affects holders of the Rights.

The foregoing description of the Common Stock and the Rights does not purport to be complete and is qualified in its entirety by reference to the Company's Restated Articles of Incorporation and Amended and Restated Bylaws, the Rights Agreement, the form of Statement of Designations of Series A Junior Participating Preferred Stock, the Specimen Common Stock Certificate and the form of Right Certificate, all of which are filed as exhibits hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  The documents listed on the Exhibit Index following the signature pages hereto are filed with this Current Report on Form 8-K, and such list is hereby incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  W-H ENERGY SERVICES, INC.



Date:  July 29, 2003              By:  /s/ Ernesto Bautista, III
                                       --------------------------------
                                       Ernesto Bautista, III
                                       Vice President and Corporate Controller


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                                  EXHIBIT INDEX


Exhibit No.       Description
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3.1               Restated Articles of Incorporation of the Company
                  (incorporated by reference to Exhibit 3.1 of the Company's
                  Registration Statement No. 333-43411 on Form S-1)

3.2 Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 of the Company's Registration Statement No. 333-43411 on Form S-1)

3.3 Form of Statement of Designations of Series A Junior Participating Preferred Stock of W-H Energy Services, Inc. (incorporated by reference to Exhibit 3.3 of the Company's Registration Statement on Form 8-A filed on July 28, 2003)

4.1 Specimen Common Stock certificate (incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form 8-A filed on July 28, 2003)

4.2 Rights Agreement, dated as of May 31, 2002, between the Company and Computershare Trust Company, Inc., as Rights Agent (incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form 8-A filed on July 28, 2003)

4.3               Form of Right Certificate (incorporated by reference to
                  Exhibit 4.3 of the Company's Registration Statement on Form 8-A filed on July 28, 2003)

99.1*             Press Release dated July 28, 2003

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* filed herewith